   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 21, 1999
                                                 REGISTRATION NO. 333-
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                          UNITED PARCEL SERVICE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                   DELAWARE                                      58-2480149
         (State or Other Jurisdiction                         (I.R.S. Employer
      of Incorporation or Organization)                    Identification Number)

                           55 GLENLAKE PARKWAY, N.E.
                               ATLANTA, GA 30328
          (Address of Principal Executive Offices, Including Zip Code)

                             ---------------------

            UNITED PARCEL SERVICE, INC. INCENTIVE COMPENSATION PLAN
                            (Full title of the Plan)

                             ---------------------

           JEFFREY L. SCHULTE, ESQ.                               COPY TO:
       MORRIS, MANNING & MARTIN, L.L.P.                   JOSEPH R. MODEROW, ESQ.
        1600 ATLANTA FINANCIAL CENTER                   UNITED PARCEL SERVICE, INC.
          3343 PEACHTREE ROAD, N.E.                      55 GLENLAKE PARKWAY, N.E.
            ATLANTA, GEORGIA 30326                         ATLANTA, GEORGIA 30328
                (404) 233-7000

   (Name and Address and Telephone Number, Including Area Code, of Agent for
                                   Service.)

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
                                                                  PROPOSED             PROPOSED
                                              AMOUNT               MAXIMUM              MAXIMUM             AMOUNT OF
         TITLE OF SECURITIES                   TO BE           OFFERING PRICE     AGGREGATE OFFERING      REGISTRATION
           TO BE REGISTERED                 REGISTERED            PER SHARE              PRICE               FEE(1)
--------------------------------------------------------------------------------------------------------------------------
Class A-1 Common Stock, $.01 par value
per share.............................      112,000,000            $66.625         $7,462,000,000.00      $1,969,968.00
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(h) and (i) of the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee on the basis of the average of the high and low sales prices of the Registrant's Class B Common Stock, into which shares of Class A-1 Common Stock are convertible, on December 17, 1999.

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

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The documents containing the information specified in Part I will be sent or given to employees and/or directors of United Parcel Service, Inc. (the "Company") as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions of Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference pursuant to
Item 3 of Part II of this Registration Statement, taken together, constitute the prospectus as required by Section 10(a) of the Securities Act.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Commission are incorporated herein by reference:

          (a) the Company's Prospectus, filed with the Commission on November 10, 1999 pursuant to Rule 424(b) under the Securities Act, which contains audited financial statements for the latest fiscal year, and unaudited financial statements for the nine months ended September 30, 1999, for the Company's predecessor (Registration No. 333-83347); and

          (b) the description of United Parcel Service of America, Inc.'s common stock, $.10 par value per share contained in Item 14 of its Registration Statement on Form 8-A, filed with the Commission in April 1970, as updated by Item 5 of its Annual Report on Form 10-K for the year ended December 31, 1998, and as modified by the description of the Class A-1 common stock contained in the Company's Registration Statement on Form S-4 (No. 333-83349). The Company succeeded to the 1934 Act registration of United Parcel Service of America, Inc. pursuant to Rule 12g-3 under the 1934 Act.

     In addition, any and all documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") subsequent to the date of this Registration Statement and prior to the termination of the offering of the shares of Common Stock offered hereby shall, to the extent required by law, be deemed to be incorporated by reference into this Registration Statement and to be a part hereof.

ITEM 4.  DESCRIPTION OF SECURITIES.

     As the securities to be awarded pursuant to this registration statement are registered under Section 12 of the Securities Exchange Act of 1934, this item is inapplicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Legal matters in connection with the shares of Common Stock were passed upon by Morris, Manning & Martin, L.L.P., Atlanta, Georgia. Members of Morris, Manning & Martin, L.L.P. hold an aggregate of 1,125 shares of the Class B Common Stock of the Company.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law generally provides that all directors and officers (as well as other employees and individuals) may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with certain specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation -- a "derivative action"), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard of care is applicable in the case of derivative actions, except that indemnification extends only to expenses (including attorneys' fees) incurred in connection with defense or settlement of an action, and the Delaware General Corporation Law requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. Section 145 of the Delaware General Corporation Law also provides that the rights conferred thereby are not exclusive of any other right to which any person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, and permits a corporation to advance expenses to or on behalf of a person entitled to be indemnified upon receipt of an undertaking to repay the amounts advanced if it is determined that the person is not entitled to be indemnified.

     The Company's Restated Certificate of Incorporation does not provide for indemnification of the Company's directors and officers, but the Company's Bylaws provide that the Company must indemnify its directors and officers to the fullest extent authorized by the Delaware General Corporation Law, subject to very limited exceptions.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     As no restricted securities are to be reoffered or resold pursuant to this Registration Statement, this item is inapplicable.

ITEM 8.  EXHIBITS.

     The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:

EXHIBIT
  NO.                                  DESCRIPTION
-------                                -----------
 3.1      --   Form of the Company's Restated Certificate of Incorporation
               (incorporated by reference to Exhibit 3.1 of Amendment No. 3 to the Company's Registration Statement on Form S-4 (No.
               333-83349), filed on September 21, 1999)
 3.2      --   Form of the Company's Bylaws (incorporated by reference to
               Exhibit 3.2 of Amendment No. 1 to the Company's Registration
               Statement on Form S-4 (No. 333-83349), filed on September 1,
               1999)
 4.1      --   Form of the United Parcel Service, Inc. Incentive
               Compensation Plan (incorporated by reference to Exhibit
               10.24 of Amendment No. 3 to the Company's Registration
               Statement on Form S-4 (No. 333-83349), filed on September
               21, 1999)
 5.1      --   Opinion of Morris, Manning & Martin, L.L.P., as to the
               legality of the securities being registered.
23.1      --   Consent of Deloitte & Touche LLP
23.2      --   Consent of Morris, Manning & Martin, L.L.P. (included in
               Exhibit 5.1).

ITEM 9.  UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from the registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this the 20th day of December, 1999.

                                          UNITED PARCEL SERVICE, INC.

                                          By:      /s/ JAMES P. KELLY
                                            ------------------------------------
                                                       James P. Kelly
                                              Chairman of the Board and Chief
                                                      Executive Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----


                  /s/ JOHN W. ALDEN                    Vice Chairman of the Board,   December 20, 1999
-----------------------------------------------------    Senior Vice President and
                    John W. Alden                        Director

                                                       Director
-----------------------------------------------------
                William H. Brown, III

                /s/ ROBERT J. CLANIN                   Senior Vice President, Chief  December 20, 1999
-----------------------------------------------------    Financial Officer,
                  Robert J. Clanin                       Treasurer and Director
                                                         (Principal Financial and
                                                         Accounting Officer)

                /s/ MICHAEL L. ESKEW                   Executive Vice President and  December 20, 1999
-----------------------------------------------------    Director
                  Michael L. Eskew

                 /s/ JAMES P. KELLY                    Chairman of the Board, Chief  December 20, 1999
-----------------------------------------------------    Executive Officer and
                   James P. Kelly                        Director (Principal
                                                         Executive Officer)

                                                       Director
-----------------------------------------------------
                  Ann M. Livermore

                                                       Director
-----------------------------------------------------
                  Gary E. MacDougal

                /s/ JOSEPH R. MODEROW                  Senior Vice President,        December 20, 1999
-----------------------------------------------------    Secretary and Director
                  Joseph R. Moderow

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                                                       Director
-----------------------------------------------------
                   Kent C. Nelson

                                                       Director
-----------------------------------------------------
                  Victor A. Pelson

                                                       Director
-----------------------------------------------------
                   John W. Rogers

               /s/ CHARLES L. SCHAFFER                 Senior Vice President         December 20, 1999
-----------------------------------------------------    and Director
                 Charles L. Schaffer

                 /s/ LEA N. SOUPATA                    Senior Vice President         December 20, 1999
-----------------------------------------------------    and Director
                   Lea N. Soupata

                                                       Director
-----------------------------------------------------
                  Robert M. Teeter

              /s/ THOMAS H. WEIDEMEYER                 Senior Vice President         December 20, 1999
-----------------------------------------------------    and Director
                Thomas H. Weidemeyer

                                 EXHIBIT INDEX

                   EXHIBITS INCORPORATED HEREIN BY REFERENCE

 DESIGNATION                                                  DOCUMENT WITH WHICH EXHIBIT WAS
 OF EXHIBIT                DESCRIPTION OF EXHIBIT             PREVIOUSLY FILED WITH COMMISSION
 -----------               ----------------------          --------------------------------------
     3.1      --   Form of the Company's Restated          Incorporated by reference to Exhibit
                   Certificate of Incorporation            3.1 of Amendment No. 3 to the
                                                           Company's Registration Statement on
                                                           Form S-4 (No. 333-83349), filed on
                                                           September 21, 1999
     3.2      --   Form of the Company's Bylaws            Incorporated by reference to Exhibit
                                                           3.2 of Amendment No. 1 to the
                                                           Company's Registration Statement on
                                                           Form S-4 (No. 333-83349), filed on
                                                           September 1, 1999
     4.1      --   Form of the United Parcel Service,      Incorporated by reference to Exhibit
                   Inc. Incentive Compensation Plan        10.24 of Amendment No. 3 to the
                                                           Company's Registration Statement on
                                                           Form S-4 (No. 333-83349), filed on
                                                           September 21, 1999

                            EXHIBITS FILED HEREWITH

 DESIGNATION
 OF EXHIBIT                            DESCRIPTION OF EXHIBIT
 -----------                           ----------------------
     5.1      --    Opinion of Morris, Manning & Martin, L.L.P., as to the
                    legality of the securities being registered.
    23.1      --    Consent of Deloitte & Touche LLP
    23.2      --    Consent of Morris, Manning & Martin, LLP (included in
                    Exhibit 5.1)